 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2021

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

(Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 13, 2021, Rivulet Media, Inc. (the “Company”) executed a Promissory Note payable to Lawrence Silver, pursuant to which the Company borrowed $52,010.00. The note is unsecured, bears no interest, and the unpaid balance may be accelerated upon an event of default thereunder. The note matured on September 30, 2021, and has been fully repaid.

The description of the Promissory Note is only a summary of such agreement, does not purport to be a complete description of such agreement, and is qualified in its entirety by reference to such agreement, a form of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

On December 3, 2021, the Company sold 200,000 shares of its common stock at a price of $0.10 per share for total proceeds of $20,000.

On December 6, 2021, the Company sold 250,000 shares of its common stock at a price of $0.10 per share for total proceeds of $25,000.

On December 16, 2021, the Company sold 250,000 shares of its common stock at a price of $0.10 per share for total proceeds of $25,000.

On December 20, 2021, the Company sold 500,000 shares of its common stock at a price of $0.10 per share for total proceeds of $50,000.

In each case, the common stock was issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Form of Promissory Note payable to Lawrence Silver, incorporated by reference to Exhibit 10.1 of the Form 8-K filed on November 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022

Rivulet Media, Inc., a Delaware corporation

By: /s/ Rick Gean

       Rick Gean, Interim CFO